SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                    ---------------------------------------------

                                      FORM 8-K/A

                                   (Amendment No.1)

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)
                            August 8, 1996 (July 15, 1996)
                             ----------------------------

                        GLENBOROUGH REALTY TRUST INCORPORATED
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


              Maryland                  0-14162               94-3211970
          ----------------            ----------             -------------
           (State or other            (Commission           (IRS Employer
           jurisdiction of           File Number)            I.D. Number)
           incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
                       (Address of principal executive offices)

          Registrant's Telephone number, including area code:(415) 343-9300
                                                              -------------
                                         N/A
             --------------------------------------------------------------
              (Former name or former address, if changes since last report)



                     This form 8-K contains a total of 31 pages.

          Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 1996, to file the Pro Forma Financial Statements of the Company and exhibits related to the acquisition of the UCT Property and the Wells Fargo financing agreements (as those terms were defined in such Form 8-K).

          Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

                  (a) FINANCIAL STATEMENTS

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS        5

                      Statement of revenues and certain expenses
                      of University Club Tower for the three
                      months ended March 31, 1996 and for the
                      years ended December 31, 1995, 1994 and
                      1993.                                           6

                  (b) PRO FORMA FINANCIAL STATEMENTS

          The following pro forma financial statements represent the Company's consolidated balance sheet and consolidated statement of income at and for the three months ended March 31, 1996 and for the year ended December 31, 1995, as if the transaction and the Consolidation (discussed below) took place on January 1, 1995.

          The pro forma adjustments reflect: (a) the balance sheet and statements of income for the UCT Property; (b) the new debt and interest thereon; (c) the elimination of management fees and reimbursements incurred at the UCT Property paid to the Associated Companies; and (d) the effect that these adjustments have on minority interest.

          The Pro Forma information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

                      Pro Forma Consolidated Balance Sheet at
                      March 31, 1996                                  9

                      Pro Forma Consolidated Statement of
                      Operations for the three months ended
                      March 31, 1996                                  10

                      Pro Forma Consolidated Statement of
                      Operations for the year ended
                      December 31, 1995                               11

          The As Adjusted financial statements represent the Company's consolidated statement of operations for the year ended December 31, 1995 as if the consolidation of eight predecessor California Limited partnerships (Equitec Income Real Estate Investors B, Equitec Income Real Estate Investors C, Equitec Income Real Estate Investors-Equitec Fund 4, Equitec Mortgage Investors Fund IV, Equitec 79 Real Estate Investors, Outlook Properties Fund IV, Glenborough All Suites Hotels, L.P. and Glenborough Pension Investors) (the "Partnerships") and Glenborough Corporation (the "Consolidation") transaction (previously disclosed on Forms 8-K and 8K/A filed with the Securities and Exchange Commission on January 15, 1996 and March 15, 1996, respectively) had taken place on January 1, 1995.

          The As Adjusted information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

          The following financial statements reflect the Unaudited As Adjusted Consolidated Financial Statements of Glenborough Realty Trust Incorporated for the year ended December 31, 1995.

                      Glenborough Realty Trust Incorporated
                      As Adjusted Consolidating Statement of
                      Operations with accompanying notes and
                      adjustments                                     12

                      Glenborough Realty Trust Incorporated
                      As Adjusted Historical Combining
                      Statement of Operations with
                      accompanying notes and adjustments              16

                      Glenborough Realty Trust Incorporated
                      As Adjusted Statement of Hotel Lessor
                      Operations with accompanying notes
                      and adjustments                                 19

                      Glenborough Hotel Group ("GHG") As
                      Adjusted Statement of Operations with
                      accompanying notes and adjustments              21

                      Glenborough Corporation ("GC") As
                      Adjusted Statement of Operations with
                      accompanying notes and adjustments              25

                      Glenborough Inland Realty Corporation
                      (GIRC") As Adjusted Statement of
                      Operations with accompanying notes
                      and adjustments                                 29

                  (c) EXHIBITS

                      Amendment to First  Amended and Restated Agreement of
                      Limited   Partnership   of  Glenborough   Properties,
                      L.P.(*)

                      Purchase  agreement   related  to  the   purchase  of
                      University Club Tower. (*)

                      Financing agreements with Wells Fargo Bank related to the $50,000,000 secured revolving line of credit and the $6,100,000 2-year secured term loan. (*)

                      (*) Incorporated by reference to exhibits to the Company's Registration Statement on Form S-11 (Registration No.333-09411), which was filed on August 1, 1996.

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


          To Glenborough Realty Trust Incorporated:

          We have audited the accompanying statements of revenues and certain expenses of University Club Tower, as defined in Note 1, for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the management of the company. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of University Club Tower.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of University Club Tower for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


          ARTHUR ANDERSEN LLP
            San Francisco, California
              July 9, 1996

                        GLENBOROUGH REALTY TRUST INCORPORATED

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                UNIVERSITY CLUB TOWER
                For The Three Months Ended March 31, 1996 (Unaudited)
                 And The Years Ended December 31, 1995, 1994 and 1993
                                    (in thousands)


                                                          Year Ended
                                  Three Months           December 31,
                                Ended March 31,     ----------------------
                                    1996           1995      1994     1993
                                ------------       ----      ----     ----
                                 (Unaudited)

          REVENUES                    $ 1,092   $ 4,239   $ 4,073  $ 4,024

          CERTAIN EXPENSES:
               Operating                358       1,579     1,474    1,435
               Real estate
                taxes                   130         463       475      453
                                      ------     ------    ------   ------
                                        488       2,042     1,949    1,888
                                      ------     ------    ------   ------

          RENTAL REVENUES IN
           EXCESS OF CERTAIN
           EXPENSES                   $   604   $ 2,197   $ 2,124  $ 2,136
                                      ======     ======    ======   ======

























           The accompanying notes are an integral part of these statements.

                        GLENBOROUGH REALTY TRUST INCORPORATED

              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                UNIVERSITY CLUB TOWER
                For The Three Months Ended March 31, 1996 (Unaudited)
                 And The Years Ended December 31, 1995, 1994 and 1993
                                    (in thousands)


          1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
               POLICIES

          Property Acquired - The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of University Club Tower (the "Property") a property acquired by Glenborough Realty Trust Incorporated (the "Company"), from University Club Tower Associates, an affiliate of the Company.

          Basis of Presentation - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the acquired property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Property.

          These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

          The financial information presented for the three months ended March 31, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Property.

          Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

          2.   LEASING ACTIVITY

          The minimum future rental revenues from leases in effect as of April 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands)

                       Year                         Amount

                    1996 (nine months)              $   2,040
                    1997                                2,350
                    1998                                1,856
                    1999                                1,589
                    2000                                1,075
                    2001                                  956
                    Thereafter                          6,450
                                                    ---------
                    Total                          $   16,316
                                                    =========

          In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $32 (unaudited), $169, $50 and $64 for the three months ended March 31, 1996, and the years ended December 31, 1995, 1994 and 1993 respectively. Certain leases contain options to renew.

                        GLENBOROUGH REALTY TRUST INCORPORATED
                         PRO FORMA CONSOLIDATED BALANCE SHEET
                            (in thousands, except shares)
                                    March 31, 1996
                                     (Unaudited)


                                         Historical    Adjustments    Pro Forma
                                        ------------  ------------   -----------
   ASSETS
   Rental property, net                 $  74,300      $  18,481      $  92,781
   Property held for sale, net              2,570            ---          2,570
   Investments in Associated Companies
    and Glenborough Partners                6,577            ---          6,577
   Investments in management contracts
    and other, net                            433            ---            433
   Mortgage loans receivable, net of
    provision for loss of $863              7,451            ---          7,451
   Cash and cash equivalents                1,326            303          1,629
   Other assets                             2,605            159          2,764
                                         --------       --------       --------
     TOTAL ASSETS                       $  95,262      $  18,943      $ 114,205
                                         ========       ========       ========
   LIABILITIES
    Mortgage loans                      $  23,616      $   6,120      $  29,736
    Secured bank line                      10,000         12,280         22,280
    Other liabilities                       3,939            394          4,333
                                         --------       --------       --------
     Total liabilities                     37,555         18,794         56,349
                                         --------       --------       --------

   MINORITY INTEREST                        8,063            350          8,413

   STOCKHOLDERS' EQUITY
    Common stock (5,753,709 shares
     issued and outstanding)                    6            ---              6
    Additional paid-in capital             55,622            ---         55,622
    Retained earnings (deficit)            (5,984)          (201)        (6,185)
                                         --------       --------       --------
     Total stockholders' equity            49,644           (201)        49,443
                                         --------       --------       --------
     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY              $  95,262      $  18,943      $ 114,205
                                         ========       ========       ========

                        GLENBOROUGH REALTY TRUST INCORPORATED
                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the three months ended March 31, 1996
                       (in thousands, except per share amounts)
                                     (Unaudited)


                                         Historical    Adjustments    Pro Forma
                                        ------------  ------------   -----------

   REVENUES
     Rental revenue                      $  3,589       $  1,092       $  4,681
     Fees and reimbursements from
      affiliates                               66            ---             66
     Interest and other income                191            ---            191
     Equity in earnings of
      Associated Companies                    425            (19)           406
                                         --------       --------       --------
        Total revenue                       4,271          1,073          5,344
                                         --------       --------       --------
   OPERATING EXPENSES
     Property operating expenses            1,017            488          1,505
     General and administrative               281            ---            281
     Depreciation and amortization            897             90            987
     Interest expense                         722            395          1,117
                                         --------       --------       --------
          Total operating expense           2,917            973          3,890
                                         --------       --------       --------
   Income from operations before
    minority interest                       1,354            100          1,454
   Minority interest                         (101)           (23)          (124)
                                         --------       --------       --------
   Net income before Consolidation          1,253             77          1,330
     costs

   Consolidation costs                     (6,082)           ---         (6,082)
   Litigation costs                        (1,155)           ---         (1,155)
                                         --------       --------       --------
   Net income (loss)                     $ (5,984)      $     77       $ (5,907)
                                         ========       ========       ========
   Net income per share before
     Consolidation costs                 $   0.22       $   0.01       $   0.23
                                         ========       ========       ========
   Net income (loss) per share           $  (1.04)      $   0.01       $  (1.03)
                                         ========       ========       ========
   Weighted average shares
     outstanding                        5,753,709      5,753,709      5,753,709
                                        =========      =========      =========

                        GLENBOROUGH REALTY TRUST INCORPORATED
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         For the year ended December 31, 1995
                                    (in thousands)
                                     (Unaudited)



                                        As Adjusted
                                         Historical    Adjustments    Pro Forma
                                        ------------  ------------   -----------
   REVENUES
     Rental revenue                      $ 13,472       $  4,239       $ 17,711
     Fees and reimbursements from
      affiliates                              260            ---            260
     Interest and other income                982            ---            982
     Equity in earnings of Associated
      Companies                             1,691            (77)         1,614
                                         --------       --------       --------
        Total revenue                      16,405          4,162         20,567
                                         --------       --------       --------
   OPERATING EXPENSES
     Property operating expenses            4,061          2,042          6,103
     General and administrative               983            ---            983
     Depreciation and amortization          3,654            360          4,014
     Interest expense                       2,767          1,580          4,347
     Loss provision                           863            ---            863
                                         --------       --------       --------
          Total operating expense          12,328          3,982         16,310
                                         --------       --------       --------
   Income from operations before
    minority interest                       4,077            180          4,257
   Minority interest                         (281)            (6)          (287)
                                         --------       --------       --------
          Net income                     $  3,796       $    174       $  3,970
                                         ========       ========       ========

   Net income per share                  $   0.66       $   0.03       $   0.69
                                         ========       ========       ========

   Weighted average shares
    outstanding                         5,753,709      5,753,709      5,753,709
                                        =========      =========      =========

                        GLENBOROUGH REALTY TRUST INCORPORATED
                  AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1995
                 (unaudited, in thousands, except per share amounts)

                       Glenborough     As Adjusted
                      Realty Trust     Historical       Hotel       Management
                     Incorporated(a)   Combined(b)  Operations(c)  Operations(d)
                     --------------    -----------   -----------   ------------
REVENUES:
Rental revenues         $    ---      $  9,189     $  2,182        $    ---

Management fee income        ---           260          ---             ---

Interest and other income    ---           982          ---             ---

Equity in earnings of
 Associated Companies        ---           ---           32           1,659
                        --------      --------     --------        --------
 Total revenues              ---        10,431        2,214           1,659
                        --------      --------     --------        --------
OPERATING EXPENSES:
Operating expenses           ---         3,698          363             ---

General and administrative   ---           953          ---             ---

Depreciation and
 amortization                ---         2,488          944             ---

Interest expense             ---         1,993          ---             ---

Loss provision               ---           863          ---             ---
                        --------      --------     --------        --------
 Total operating
  expenses                   ---         9,995        1,307             ---
                        --------      --------     --------        --------

Income from operations
 before minority interest    ---           436          907           1,659

Minority interest            ---           ---          ---             ---
                        --------      --------     --------        --------
Net income (loss)       $    ---      $    436     $    907        $  1,659
                        ========      ========     ========        ========


                                              -continued-

                        GLENBOROUGH REALTY TRUST INCORPORATED
            AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS - CONTINUED
                         For the Year Ended December 31, 1995
                 (unaudited, in thousands, except per share amounts)

                                                                     Glenborough
                                         Debt Pay        Other      Realty Trust
                            GPA          Down and      Pro-Forma    Incorporated
                       Properties(e)  Refinancings(f) Adjustments   Consolidated
                      --------------    -----------   -----------   ------------
REVENUES:
Rental revenues         $   2,101      $    ---     $    ---       $  13,472

Management fee income         ---           ---          ---             260

Interest and other income     ---           ---          ---             982

Equity in earnings of
 Associated Companies         ---           ---          ---           1,691
                         --------      --------     --------        --------
 Total revenues             2,101           ---          ---          16,405
                         --------      --------     --------        --------
OPERATING EXPENSES:
Operating expenses            ---           ---          ---           4,061

General and administrative    ---           ---           30   (g)       983

Depreciation and
 amortization                 ---           ---          222   (h)     3,654

Interest expense              ---           774          ---           2,767

Loss provision                ---           ---          ---             863
                         --------      --------     --------        --------
 Total operating
  expenses                    ---           774          252          12,328
                         --------      --------     --------        --------
 Income from operations
  before minority
  interest                  2,101          (774)        (252)          4,077

 Minority interest            ---           ---         (281)  (i)      (281)
                         --------      --------     --------        --------
 Net income (loss)       $  2,101      $   (774)    $   (533)       $  3,796
                         ========      ========     ========        ========

 Net income per share                                               $   0.66
                                                                    ========

 Weighted average shares
  outstanding                                                      5,753,709 (j)
                                                                   =========


                        GLENBOROUGH REALTY TRUST INCORPORATED

                               NOTES AND ADJUSTMENTS TO
                  AS ADJUSTED CONSOLIDATING STATEMENTS OF OPERATIONS

                         For the Year ended December 31, 1995
                              (unaudited, in thousands)

          a) Not applicable as the Company had no operations prior to the Consolidation.

          b)  Reflects the  as adjusted  historical combined statements  of
              operations  of the  Partnerships  and GC.    See  as adjusted
              historical combining statement of operations.

          c) Reflects (i) estimated revenues and expenses related to the Company s hotels leased to and operated by GHG and (ii) the Company s equity in GHG s earnings. See as adjusted statement of hotel lessor operations and statement of operations for GHG.

          d) Reflects the Company s equity in the earnings of GC of approximately $449 and GIRC of approximately $1,210.

          e) Reflects the historical revenues and expenses of the GPA properties acquired.

          f) Reflects a net increase in interest expense resulting from the refinancing of mortgage loans and other notes payable with borrowings of (i) $20,000 on a secured bank line with an investment bank, (ii) $10,000 on secured lines of credit with a bank and (iii) $2,650 of secured loan with a bank. The $20,000 secured bank line has a term of ten years and bears a fixed interest rate of 7.57%. The $10,000 secured bank line of credit has a term of three years and bears a variable interest rate at LIBOR plus 2.365% (7.88% at December 31, 1995). The secured loan with a bank has a term of 10 years and bears a fixed interest rate of 7.75%. The net increase in interest expense is comprised of the following:

                  Increase due to new borrowings on secured
                     bank lines, lines of credit and loans      $ 2,507
                  Increase due to amortization of new loan
                     origination fees                               177
                  Reduction due to repayment of mortgage
                     loans and other notes payable               (1,910)
                                                                -------
                        Net increase                            $   774
                                                                =======

          g)   Reflects estimated state income and franchise taxes.

          h) Reflects estimated depreciation and amortization of the GPA Properties acquired, based upon asset lives of 40 years.

          i) Reflects GPA's approximate 13.63% ownership interest in the operations of Glenborough Properties, L.P. (the "Operating Partnership"), of which the Company is a 84.37% owner. GPA's minority interest is calculated as follows;

                  Pro forma income before minority
                     interest of the Company                    $ 4,077
                  Add Company expenses before
                     Consolidation                                  983
                  Equity in earnings of Associated
                     Companies and management fees
                     earned by the Company                       (1,951)
                  Less fees paid by the Operating
                     Partnership to the Company                  (1,047)
                  Pro forma income from operations
                     of the Operating Partnership                 2,062
                                                                -------
                        GPA's minority interest                 $   281
                                                                =======

          j) Represents the weighted average shares outstanding assuming that GPA's Units in the Operating Partnership are not converted into Common Stock of the Company.

                        GLENBOROUGH REALTY TRUST INCORPORATED
               AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS

                         For the Year ended December 31, 1995
                              (unaudited, in thousands)

                                   1995
                                Historical          Hotel           Management
                               Combined(a)      Operations(b)     Operations(c)
                               -----------       -----------       ------------
     Revenues:
     Rental revenues           $  15,454          $ (6,265)        $     ---
     Fee and reimbursements       16,019               ---           (16,019)
     Interest and other            2,698              (302)             (560)
                                --------          --------          --------
      Total revenues              34,171            (6,567)          (16,579)
                                --------          --------          --------
     Expenses:
     Operating                     8,576            (4,998)              ---
     General and administrative   15,947               ---           (14,361)
     Depreciation and
      amortization                 4,762              (944)           (1,487)
     Interest expense              2,129               ---            (1,439)
     Loss provision                1,876               ---            (1,013)
                                --------          --------          --------
      Total expenses              33,290            (5,942)          (18,300)
                                --------          --------          --------

     Operating income (loss)         881              (625)            1,721

     Income taxes                   (357)              ---               357
                                --------          --------          --------
     Net income (loss)        $      524          $   (625)        $   2,078
                                ========          ========          ========



















                                     -continued-

                        GLENBOROUGH REALTY TRUST INCORPORATED
         AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS - continued

                         For the Year ended December 31, 1995
                              (unaudited, in thousands)

                                                                    As Adjusted
                               Internalize            Other          Historical
                              Management (d)       Adjustments        Combined
                              --------------      ------------       ---------
     Revenues:
     Rental revenues          $     ---          $     ---          $   9,189
     Fee and reimbursements         ---                260   (f)          260
     Interest and other             ---               (854)  (e)          982
                               --------           --------           --------
      Total revenues                ---               (594)            10,431
                               --------           --------           --------
     Expenses:
     Operating                      120                ---              3,698
     General and administrative    (633)               ---                953
     Depreciation and
      amortization                  ---                157   (f)        2,488
     Interest expense               ---              1,303 (e,g)        1,993
     Loss provision                 ---                ---                863
                               --------           --------           --------
      Total expenses               (513)             1,460              9,995
                               --------           --------           --------

     Operating income (loss)        513             (2,054)               436

     Income taxes                   ---                ---                ---
                               --------           --------           --------
     Net income (loss)         $    513           $ (2,054)          $    436
                               ========           ========           ========

                        GLENBOROUGH REALTY TRUST INCORPORATED

                               NOTES AND ADJUSTMENTS TO
               AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)


          a)  Reflects   the   historical   combined   operations  of   the
              Partnerships and GC.

          b) Reflects the elimination of historical revenues and expenses of the three hotels (Arlington, Tucson and Ontario) owned by the Company, that are leased to and operated by GHG.

          c)  Represents the elimination of  certain revenues and  expenses
              that   are   included  in   GC s  historical   statements  of
              operations due to the internalization of management.

          d)  Further reflects the internalization of management  including
              (i) property administration costs that were reimbursed to GC by the Partnerships, but excluded by elimination of intercompany transactions in the historical combined financial statements of the Partnerships and GC and (ii) a reduction of general and administrative expenses (including legal, accounting and investor relations) resulting from the Consolidation and internalization of management.

          e) Represents the elimination of interest income and expense related to the Finley note receivable and related mortgage debt that were repaid in April 1995.

          f)  Reflects    management    fees   related    to    Glenborough
              Institutional Fund I that are earned by the Company that were previously earned by GC and amortization of the related management contract.

          g) Reflects the historical interest expense related to notes payable contributed by GC.

                        GLENBOROUGH REALTY TRUST INCORPORATED
                   AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                         For the year ended December 31, 1995
                              (unaudited, in thousands)


                                         Lease        Other
                                    Adjustments(a) Adjustments  As Adjusted
                                     ------------- -----------  -----------
          Revenues:
          Rental revenues               $  2,182     $    ---      $  2,182
          Equity in earnings of GHG          ---           32 (b)        32
                                        --------     --------      --------
              Total revenues               2,182           32         2,214
                                        --------     --------      --------

          Expenses:
          Operating                          275           88 (c)       363
          Depreciation and amortization      944          ---           944
                                        --------     --------      --------

              Total expenses               1,219           88         1,307
                                        --------     --------      --------

          Net income (loss)             $    963     $    (56)     $    907
                                        ========     ========      ========

                        GLENBOROUGH REALTY TRUST INCORPORATED

                               NOTES AND ADJUSTMENTS TO
                   AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)


          a) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company and leased to and operated by GHG. See as adjusted statement of operations for GHG.

          b)  Reflects  the Company s  equity in earnings  of GHG.   See as
              adjusted statement of operations for GHG.

          c) Reflects management fees to be paid by the Company to GHG. GHG will provide fee management services related to the Irving hotel.

                               GLENBOROUGH HOTEL GROUP
                         AS ADJUSTED STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)

                                               Historical (a)
                           -----------------------------------------------------
                                 Arlington     Tucson      Ontario     Sub-total
                                 ---------     ------      -------     --------
   Revenues:
   Room revenues                 $  2,210    $  2,667     $  1,388    $   6,265
   Management fees                    ---         ---          ---          ---
   Interest and other                  97         121           84          302
                                 --------    --------     --------     --------
       Total revenues               2,307       2,788        1,472        6,567
                                 --------    --------     --------     --------
   Expenses:
   Operating                        1,113       1,225          869        3,207
   Salaries & administration          615         635          541        1,791
   Depreciation and
    amortization                      325         386          233          944
   Interest                           ---         ---          ---          ---
   Lease expense                      ---         ---          ---          ---
                                 --------    --------     --------     --------
       Total operating
        expenses                    2,053       2,246        1,643        5,942
                                 --------    --------     --------     --------
   Operating income
    (loss)                            254         542         (171)         625
   Income taxes                       ---         ---          ---          ---
                                 --------    --------     --------     --------

   Income before minority
    interest                          254         542         (171)         625
   Minority interest                  ---         ---          ---          ---
                                 --------    --------     --------     --------
   Net income (loss)             $    254    $    542      $  (171)    $    625
                                 ========    ========     ========     ========

















                                     -continued-

                               GLENBOROUGH HOTEL GROUP
                   AS ADJUSTED STATEMENT OF OPERATIONS - continued
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)

                                                       As Adjusted
                                         --------------------------------------
                                             Lease        Other    As Adjusted
                                        Adjustments(b) Adjustments     GHG
                                         ------------    -------    --------
     Revenues:
     Room revenues                        $    ---     $    ---     $  6,265
     Management fees                           ---        2,225 (c)    2,225
     Interest and other                        ---          ---          302
                                          --------     --------     --------
       Total revenues                          ---        2,225        8,792
                                          --------     --------     --------
     Expenses:
     Operating                                (275)        (644)(d)    2,288
     Salaries & administration                 ---        2,320 (c)    4,111
     Depreciation and amortization            (944)          87 (f)       87
     Interest                                  ---            9            9
     Lease expense                           2,182          ---        2,182
                                          --------     --------     --------
       Total operating
        expenses                               963        1,772        8,677
                                          --------     --------     --------
     Operating income
      (loss)                                  (963)         453          115
     Income taxes                              ---          (46)(g)      (46)
                                          --------     --------     --------
     Income before minority
      interest                                (963)         407           69
     Minority interest                         ---          (36)(h)      (36)
                                          --------     --------     --------
     Net income (loss)                    $   (963)    $    371     $     33
                                          ========     ========     ========

     Preferred stock dividends                                      $     98(i)
     Common stock dividends                                               23

                               GLENBOROUGH HOTEL GROUP
            NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                         For the Year Ended December 31, 1995
                 (unaudited, in thousands, except per share amounts)

          a) Reflects the historical operations of the three hotels (Arlington, Tucson and Ontario) owned by the Company that are leased to and operated by GHG.

          b) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company that will be included in the operations of the Company. See as adjusted statement of hotel lessor operations for the Company.

          c) Reflects management fees of $718 and reimbursement of salaries of $1,507 associated with fee management services provided to third parties and the Company related to the contracts owned by Resort Group Inc., the Irving hotel and the Outlook Income Fund 9 Hotels ("OIF 9 Hotels"). The
               estimated fees and reimbursements are comprised of the following:

                  Resort Group, Inc.:
                       Casa Del Mar                 $    347
                       Coral Cay                          73
                  Irving Hotel                           514
                  OIF 9 Hotels                         1,291
                                                    --------
                       Total                        $  2,225
                                                    ========

          d) Reflects the elimination of historical management fees paid by the three hotels (Arlington, Tucson and Ontario) owned by the Company resulting from the internalization of hotel management.

          e) Reflects an increase in general and administrative expenses, including salaries, associated with operating as a separate entity and fee management services provided the third parties by GHG. Under the prior ownership structure general and administrative expenses were recorded at the partnership level and not at the property operating level. The increase consists of the following:

                  Reimbursable salaries and benefits          $  1,507
                  Corporate and administrative
                       salaries and benefits                       546
                  Rent and other overhead, including
                       utilities                                    95
                  Resort Group Inc. expenses                        20
                  General and administrative expenses,
                       including accounting, legal and
                       directors fees                              152
                                                              --------
                         Total                                $  2,320
                                                              ========

          f) Reflects estimated depreciation for the year ended December 31, 1995 of furniture, equipment and buildings of $3 that will be owned by GHG, and amortization of the contracts owned by Resort Group, Inc. of $84.

          g)   Reflects estimated income tax expense of GHG.

          h) Reflects the approximately 20% minority ownership interest in the Resort Group Inc. held by an unaffiliated third party.

          i) Reflects estimated dividends paid by GHG equal to $600 a share plus 75% of any remaining cash flow. The primary source of dividends paid by GHG will be cash flow from operations which is in excess of GHG s earnings.

                               GLENBOROUGH CORPORATION
                         AS ADJUSTED STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)

                          As Adjusted
                          Management        Expired     Participating     Hotel
                         Operations(a)   Contracts(b)  Partnerships(c)  Group(d)
                         -------------    -----------   -------------   --------
 REVENUES:
 Fees and reimbursements   $ 16,019       $ (1,036)      $   (186)     $ (4,331)
 Interest and other             560           (336)           (98)          (29)
                           --------       --------       --------      --------
  Total revenues             16,579         (1,372)          (284)       (4,360)
                           --------       --------       --------      --------

 EXPENSES:
 Salaries & administration   14,361         (3,192)          (697)       (3,862)
 Depreciation and
  amortization                1,487           (562)          (121)          (87)
 Interest expense             1,439            ---         (1,438)          ---
 Loss provision               1,013         (1,013)           ---           ---
                           --------       --------       --------      --------
  Total expenses             18,300         (4,767)        (2,256)       (3,949)
                           --------       --------       --------      --------

 Income (loss) before provisions
  for income taxes           (1,721)         3,395          1,972          (411)
   Income taxes                (357)           ---            ---           ---
                           --------       --------       --------      --------

 Net income (loss)         $ (2,078)      $  3,395       $  1,972      $   (411)
                           ========       ========       ========      ========


                                              -continued-

                               GLENBOROUGH CORPORATION
                  AS ADJUSTED STATEMENT OF OPERATIONS - continued
                         For the Year Ended December 31, 1995
                              (unaudited, in thousands)

                                                                         As
                                           Rancon         Other       Adjusted
                                        Contracts(e)   Adjustments       GC
                                        ------------   -----------    ---------
 REVENUES:
 Fees and reimbursements                   $ (5,863)    $    ---      $  4,603
 Interest and other                             ---          ---            97
                                           --------     --------      --------
     Total revenues                          (5,863)         ---         4,700
                                           --------     --------      --------

 EXPENSES:
 Salaries & administration                  (3,118)           12 (f)     3,504
 Depreciation and
  amortization                                (717)          284 (g)       284
 Interest expense                              ---            79 (h)        80
 Loss provision                                ---           ---           ---
                                          --------      --------      --------
     Total expenses                         (3,835)          375         3,868
                                          --------      --------      --------
 Income (loss) before provision
   for income taxes                         (2,028)         (375)          832
 Income taxes                                  ---            24 (i)      (333)
                                          --------      --------      --------
Net income (loss)                        $ (2,028)     $   (351)     $    499
                                          ========      ========      ========

 Preferred stock
  dividends                                                          $    745(j)
 Common stock
  dividends                                                          $     38




                               GLENBOROUGH CORPORATION
            NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                         For the Year Ended December 31, 1995
                  (unaudited in thousands, except per share amounts)


          a) Reflects the as adjusted consolidated historical management operations of GC, GHG and GIRC.

          b) Reflects the historical revenues and expenses associated with certain management contracts which expired prior to the date of Consolidation.

          c) Reflects the historical revenues and expenses associated with management services provided to the Partnerships by GC which were eliminated as a result of the internalization of management.

          d) Reflects the historical revenues and expenses associated with hotel management services provided to the Partnerships by GC and it s subsidiaries which were eliminated as a result of the internalization of management or are now incurred by GHG.

          e) Reflects actual revenues and expenses, including salaries, benefits and other administrative costs related to the Rancon Contracts that were purchased by GC on January 1, 1995 and that were contributed to GIRC by the Company. On a historical basis such revenues and expenses were included in the operations of GC.

          f) Reflects an estimated net increase of salaries and general and administrative expenses (including legal, accounting and office expenses) resulting from the Consolidation. The net increase consists of the following:

                  Net increase in general and administrative
                   expenses, including accounting, legal
                   and directors fees                             $    100
                  Reduction of officers' salaries                     ( 88)
                                                                  --------
                       Total                                      $     12
                                                                  ========

          g)   Reflects   the   estimated  depreciation   and  amortization
               related  to   furniture  and  equipment  and  the  estimated
               amortization of contracts.

          h) Reflects the estimated interest associated with the note payable of $1,000 contributed to GC by the Company. The note payable bears interest at 9%, with interest only payments, and matures in March of 1998.

          i)   Reflects estimated decrease in income tax expense of GC.

          j) Reflects dividends paid by GC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GC is cash flow from operations which is in excess of GC's earnings.

                           GLENBOROUGH INLAND REALTY CORPORATION
                            AS ADJUSTED STATEMENT OF OPERATIONS
                           For the Year Ended December 31, 1995
                                 (unaudited, in thousands)

                                      Rancon         Other     As Adjusted
                                  Adjustments(a)  Adjustments     GIRC
                                   ------------   ----------   ----------

          Revenues:
          Fees and
           reimbursements          $   5,863     $     ---      $   5,863
          Interest and other             ---           ---            ---
                                    --------      --------       --------
          Total revenues               5,863           ---          5,863
                                    --------      --------       --------

          Expenses:
          Salaries &
           administration              3,118          (224) (b)     2,894
          Depreciation and
           amortization                  717            30  (c)       747
          Interest expense               ---           101  (d)       101
                                    --------      --------       --------
                Total expenses         3,835           (93)         3,742
                                    --------      --------       --------

          Income (loss)
           before provision for
           income taxes                2,028            93          2,121

          Income taxes                   ---          (848) (e)      (848)
                                    --------      --------       --------
          Net income (loss)         $  2,028      $   (755)      $  1,273
                                    ========      ========       ========
          Preferred stock
           dividends                                             $  1,919  (f)
          Common stock
           dividends                                             $    100

                           GLENBOROUGH INLAND REALTY CORPORATION
               NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                           For the Year Ended December 31, 1995
                    (unaudited, in thousands, except per share amounts)

          a) Reflects the historical management fees and expenses related to the Rancon Contracts with a carrying value of $6,813 contributed to GIRC by the Company.

          b)   Reflects an estimated  reduction of salaries, benefits  and other
               expenses  resulting   primarily  from  reductions   in  officers
               salaries resulting from the Consolidation.

          c)   Reflects  estimated  depreciation  of   furniture  and  equipment
               contributed to GIRC by the Company.

          d) Reflects the estimated interest expense associated with a note payable consisting of $2,566 contributed to GIRC by the Company and $2,100 related to the acquisition of certain land parcels. The notes payable bears interest at 9%, with interest only payments, and matures in March of 1998.

          e)   Reflects estimated income tax expense of GIRC.

          f) Reflects estimated dividends paid by GIRC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GIRC is cash flow from operations which is in excess of GIRC s earnings.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        GLENBOROUGH REALTY TRUST INCORPORATED



                              By: Glenborough Realty Trust Incorporated,




          Date:  August 6, 1996 /s/ Andrew Batinovich
                                Andrew Batinovich
                                Director, Executive Vice President,
                                Chief Operating Officer
                                and Chief Financial Officer
                                (Principal Financial Officer)



          Date:  August 6, 1996 /s/ Terri Garnick
                                Terri Garnick
                                Senior Vice President,
                                Chief Accounting Officer,
                                Treasurer
                                (Principal Accounting Officer)